SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                               September 20, 2001


                             STEELTON BANCORP, INC.
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               (Exact name of Registrant as Specified in Charter)



          Pennsylvania               0-26499                25-1830745
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(State or Other Jurisdiction   (Commission File No.)      (IRS Employer
     of Incorporation)                                 Identification Number)


51 South Front Street, Steelton, PA                           17113
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(Address of Principal Executive Offices)                   (Zip Code)




Registrant's telephone number, including area code:        (717) 939-1966
                                                           --------------




                                 Not Applicable
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          (Former name or former address, if changed since last Report)


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                      INFORMATION TO BE INCLUDED IN REPORT
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Item 5.  Other Events
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         On September 20, 2001, the Registrant  announced that the  Registrant's
Board of Directors had approved a plan to repurchase approximately 5%, or up to 15,000 shares, of its outstanding common stock in the open market. The Registrant announced that the purchases would be made from time to time in open market transactions, subject to the availability of stock, and that it is anticipated that the buyback will be completed over the next twelve months.

         For further details, reference is made to the Press Release dated September 20, 2001, attached hereto as Exhibit 99 and incorporated herein by this reference.


Item 7.  Financial Statements, Pro Forma Financial Information
           and Exhibits
         -----------------------------------------------------


Exhibit 99 -- Press Release dated September 20, 2001
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



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           STEELTON BANCORP, INC.


Date: September 20, 2001              By:  /s/Harold E. Stremmel
                                           -------------------------------------
                                           Harold E. Stremmel
                                           President and Chief Executive Officer



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